                                                                    Exhibit 99.1

                       $425,250,000 Offered (approximate)


                                 [CONSECO LOGO]


                      Conseco Finance Securitizations Corp.

                                     Seller



                              Conseco Finance Corp.

                                    Servicer




          Certificates for Manufactured Housing Contracts Series 2000-6



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                       TERM SHEET DATED December 13, 2000

                      Conseco Finance Securitizations Corp.
         Certificates for Manufactured Housing Contracts, Series 2000-6
                           $425,250,000 (Approximate)
                               Subject to Revision

Seller             Conseco Finance Securitizations Corp.

Servicer           Conseco Finance Corp.

Trustee            U.S. Bank National Association, St. Paul, MN

Underwriters       Lehman Brothers (lead),
                   Credit Suisse First Boston (co),
                   Deutsche Banc Alex. Brown (co),
                   Merrill Lynch & Co. (co).


OFFERED CERTIFICATES:

---------------- ----------------- ---------------- ---------- ------------
                                    Ratings (S&P/     WAL at    Exp. Final
                      Amount        Moody's/Fitch)   175% MHP    Maturity
---------------- ----------------- ---------------- ---------- ------------
To Call
    A-1             82,500,000.00     AAA/Aaa/AAA      0.95        12/2002
    A-2             31,500,000.00     AAA/Aaa/AAA      2.30        09/2003
    A-3             34,000,000.00     AAA/Aaa/AAA      3.10        07/2004
    A-4             67,500,000.00     AAA/Aaa/AAA      4.82        06/2007
    A-5*           144,500,000.00     AAA/Aaa/AAA      10.74       11/2013
    M-1             27,000,000.00      AA/Aa2/AA       9.26        11/2013
    M-2             21,375,000.00        A/A2/A        9.26        11/2013
    B-1             16,875,000.00     BBB/Baa2/BBB     5.65        08/2008


To Maturity
    A-5*           144,500,000.00     AAA/Aaa/AAA      12.08       05/2021
    M-1             27,000,000.00      AA/Aa2/AA       9.81        07/2018
    M-2             21,375,000.00        A/A2/A        9.81        07/2018

---------------- ----------------- ---------------- ---------- ------------
Total Balance     425,250,000.00
---------------- ----------------- ---------------- ---------- ------------
* In the event that the cleanup call is not exercised, the pass-through rate on Class A-5 will increase by 0.50%.



FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CUT-OFF DATE:             October 31, 2000 for the Initial Contracts and
                          November 30, 2000 for the Additional Contracts. For each Subsequent Contract, the last day of either the calendar month in which the subsequent closing occurs or the last day of the preceding month, as specified by the Seller.

EXP. PRICING:             Week of December 11, 2000

EXP. SETTLEMENT/
CLOSING DATE:             December 28, 2000

LEGAL FINAL:              September 1, 2032

REMITTANCE DATE:          The 1st day of each month (or if such 1st day is not a
                          business day, the next succeeding business day), commencing in January 2001.

OTHER CERTIFICATES:       In addition to the Offered Certificates, the Class
                          B-2, Class B-3I and Class C Certificates will also be issued. The Class B-3I Certificates are interest-only
                          Certificates and the Class C Certificates (Class C
                          Master and Class C Subsidiary Certificates) are residual Certificates. The Class B-2 Certificates are not being publicly offered under the Prospectus
                          Supplement. The Class B-3I and Class C Certificates will be retained by an affiliate of Conseco Finance
                          Corp. The Class B-2, Class B-31, and Class C
                          Certificates will be fully subordinated to the Offered
                          Certificates.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class A, M-1, M-2, and B-1 Certificates are ERISA eligible.

SMMEA: The Class A and the Class M-1 Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") until such time as the amount in the Pre-Funding Account is reduced to zero. At such time, the Class A and Class M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA. The Class M-2, Class B-1 and Class B-2 Certificates are not SMMEA eligible.

TAX STATUS:               Two separate REMIC Elections will be made with respect
                          to the Trust for federal income tax purposes.

OPTIONAL PURCHASE/
AUCTION: 20% cleanup call or auction sale subject to certain requirements if call is not exercised.

STEP-UP COUPON:           In the event that the cleanup call is not exercised,
                          the pass-through rate on Class A-5 will increase by 0.50%.

THE CONTRACT POOL:        On the Closing Date, the Trust expects to purchase (i)
                          manufactured housing contracts having an aggregate principal balance of approximately $252,709,835.51 as of the Cut-off Date (the "Initial Contracts") and (ii) additional manufactured housing contracts (the
                          "Additional Contracts").

PRE-FUNDING ACCOUNT:      On the Closing Date, a portion of the proceeds from
                          the sale of the Certificates (the "Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase additional contracts (the
                          "Subsequent Contracts") during a period (not longer than 90 days) following the Closing Date (the
                          "Pre-Funding Period") for inclusion in the Contract
                          Pool. The Subsequent Contracts will not exceed 25% of the total Contract Pool. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be paid to the Class A
                          Certificateholders, as further specified in the Prospectus Supplement, on the next Remittance Date.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

INITIAL CREDIT
ENHANCEMENT:              Class A    20.00% subordination (Class M-1, Class M-2,
                                     Class B-1, Class B-2 and
                                     overcollateralization) and Excess Spread

                          Class M-1  14.00% subordination (Class M-2, Class B-1,
                                     Class B-2 and overcollateralization) and
                                     Excess Spread

                          Class M-2  9.25% subordination (Class B-1, Class B-2
                                     and overcollateralization) and Excess
                                     Spread

                          Class B-1  5.50% subordination (Class B-2 and
                                     overcollateralization) and Excess Spread

                          There will be initial overcollateralization of approximately 1% building to 2% (as described in the next succeeding paragraph) of the sum of (i) aggregate Cut-Off Date principal balance of the Contracts included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date.

                          The Certificateholders will be entitled to receive additional distributions in respect of principal on each Remittance Date to the extent there is any Amount Available remaining after payment of all interest and principal on the Certificates and the Monthly Servicing Fee to the Servicer for such Remittance Date, until such distributions, in the aggregate, equal 1% of (i) the aggregate Cut-Off Date principal balance of Contracts included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described herein and in the Prospectus and Prospectus Supplement.

DISTRIBUTIONS:            Certificateholders will be entitled to receive on each
                          Remittance Date commencing in January 2001, to the extent that the Amount Available in the Certificate
                          Account is sufficient therefor, distributions allocable to interest and principal, as described in the Prospectus Supplement. The Amount Available on each Remittance Date generally includes the sum of (i) payments on the Contracts due and received during the related Due Period, (ii) prepayments and other unscheduled collections received during the related
                          Due Period, and (iii) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance Date), minus (iv) with respect to all Remittance Dates other than the Remittance Date in January 2001, all collections in respect of principal on the Contracts received during the related Due
                          Period up to and including the third business day prior to the preceding Remittance Date (but in no event later than the 25th day of the prior month).

                          The Amount Available in the Certificate Account with respect to any Remittance Date will be applied first to the distribution of interest on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and then to the distribution of principal on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, in the manner and order of priority described below, and then to the distribution of interest and principal on the Class B-2 Certificates.

                          The "Due Period" with respect to all Remittance Dates other than the Remittance Date in January 2001, is the period from and including the 16th day of the second month preceding such Remittance Date, to and including the 15th day of the month immediately preceding such Remittance Date.

                          With respect to the Remittance Date in January 2001, the Due Period is the period from and including November 1, 2000 to and including December 15, 2000.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

INTEREST ON THE
CLASS A, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES:             Interest will be distributed first to each of the
                          Class A-1, Class A-2, Class A-3, Class A-4, and Class
                          A-5 Certificates, then to the Class M-1 Certificates, then to the Class M-2 Certificates and then to the Class B-1 Certificates. Interest on the outstanding
                          Class A Principal Balance, Class M-1 Adjusted
                          Principal Balance, Class M-2 Adjusted Principal
                          Balance, and Class B-1 Adjusted Principal Balance, as applicable, will accrue from the Closing Date or from the most recent Remittance Date on which interest has been paid, to but excluding the following Remittance
                          Date.

                          Each Class of Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis.

                          The "Class M-1 Adjusted Principal Balance" as of any Remittance Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                          The "Class M-2 Adjusted Principal Balance" as of any Remittance Date is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                          The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                          In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. (For this purpose, all Class A certificates are considered a single class.) Any such amount so carried forward will bear interest at the applicable Remittance Rate, to the extent legally permissible.

PRINCIPAL ON THE
CLASS A, CLASS M-1,
CLASS M-2 AND CLASS B-1
CERTIFICATES:             After the payment of all interest distributable to the
                          Class A, Class M-1, Class M-2, and Class B-1
                          Certificateholders, principal will be distributable in the following manner:

                          On each Remittance Date, the Class A Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-5 Certificateholders.

                          The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                          The Class M-1 Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class M-1 Certificateholders on each Remittance



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                          Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                          The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                          The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after January 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Pooling and Servicing Agreement (the "Agreement")) as of such Remittance Date must not exceed 6.25%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 31.500%.

                          The Class M-2 Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class M-2 Certificateholders on each Remittance Date on which
                          (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.

                          The Class M-2 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance and Class M-1 Principal Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                          The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after January 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 6.25%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%; and (v) the sum of the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 22.500%.

                          The Class B Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class B-1 Certificateholders on each Remittance Date on which
                          (i) the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                          The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or
                          (b) a fraction, expressed as a percentage, the numerator of which is the sum of the Class B Principal Balance and the Overcollateralization Amount as of such Remittance Date, and the denominator of which is the



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                          sum of: (i) the Class A Principal Balance, if any,
                          (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any, and (iv) the sum of the Class B Principal Balance and the Overcollateralization Amount, all as of such Remittance Date.

                          The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after January 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 6.25%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%; (v) the Class B Principal Balance plus the Overcollateralization amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 15.375%; and (vi) the Class B Principal Balance must not be less than $9,000,000.

PURCHASE OPTION;
AUCTION SALE:             Commencing on the first Remittance Date when the
                          aggregate scheduled principal balance of the contracts is less than or equal to 20% of the aggregate Cut-off
                          Date principal balance of the contracts, the holder of the Class C Subsidiary Certificate (see "Other
                          Certificates" herein) will have the right to purchase all of the outstanding contracts, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.

                          If the holder of the Class C Subsidiary Certificate does not exercise this purchase option, then on the next Remittance Date the trustee will begin an auction process to sell the contracts and the other trust assets at the highest possible price, but the trustee cannot sell the trust assets and liquidate the trust unless the proceeds of such sale are sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon. If the first auction of the trust property is not successful because the highest bid received was not sufficient to pay the amount set forth in the previous sentence, then on each Remittance Date thereafter all of the Amount Available remaining after payments of interest and principal due on all Certificates and payment of the monthly Servicing Fee will be used to make additional payments of principal to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates pro rata based on the then outstanding principal balance of such Certificates. In addition, the trustee will continue to conduct an auction of the contracts every third month thereafter, until an acceptable bid is received for the trust property. The Class C Subsidiary Certificateholder's purchase option will expire upon the trustee's acceptance of a qualifying bid.

CLASS B-2 INTEREST:       Interest on the outstanding Class B-2 Principal
                          Balance will accrue from the Closing Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                          To the extent of the remaining Amount Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders on account of principal.

                          In the event that, on a particular Remittance Date, the remaining Amount Available in the Certificate Account is not sufficient to make a full distribution of interest to the Class B-2 Certificateholders, the amount of the deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

CLASS B-2 PRINCIPAL:      The Class B-2 Certificateholders will be entitled to
                          receive principal on each Remittance Date on which (i) the Class B-1 Principal Balance has been reduced to zero and (ii) the Class B Distribution Test is satisfied; provided, however, that if the Class A
                          Principal Balance, the Class M-1 Principal Balance, the Class M-2 Principal Balance and the Class B-1
                          Principal Balance have been reduced to zero, the Class
                          B-2 Certificateholders will nevertheless be entitled to receive



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                          principal. See "Description of the Certificates--Class B-2 Principal" in the Prospectus Supplement.

                          On each Remittance Date on which the Class B-2 Certificateholders are entitled to receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero.

LOSSES ON LIQUIDATED
CONTRACTS:                If Net Liquidation Proceeds from Liquidated Contracts
                          in the respective collection period are less than the Scheduled Principal Balance of such Liquidated
                          Contracts, the shortfall amount will be absorbed by the Class B-3I Certificateholders, then the Monthly
                          Servicing Fee (as long as Conseco Finance Corp. is the
                          Servicer), then the Overcollateralization Amount, then the Class B-2 Certificateholders, then the Class B-1
                          Certificateholders, then the Class M-2
                          Certificateholders and then the Class M-1
                          Certificateholders, since a portion of the Amount
                          Available equal to such shortfall and otherwise distributable to them will be paid to the Class A
                          Certificateholders.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                  MANUFACTURED HOUSING CONTRACT CHARACTERISTICS

         The information presented below relates to the Initial Contracts, which will represent approximately 56% of the Contract Pool. Although the characteristics of the Additional Contracts or the Subsequent Contracts will differ from the characteristics of the Initial Contracts shown below, Conseco Finance Corp. does not expect that the characteristics of the Additional or Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.


                THE INITIAL CONTRACT POOL AS OF THE CUT-OFF DATE

------------------------------------------------- ---------------------------
Number of Contracts:                                                5,717
Balance of Contracts:                                     $252,709,835.51
Wgt. Avg. Contract Rate:                                          12.518%
Range of Rates:                                          6.000% - 21.250%
Wgt. Avg. Orig. Maturity:                                             328
Wgt. Avg. Rem. Maturity:                                              328
Avg. Current Balance:                                          $44,203.22
Wgt. Avg. LTV:                                                     87.50%
New/Used:                                                   68.0% / 32.0%
Park/Private:                                               29.9% / 70.1%
Single/Multi:                                               26.9% / 73.1%
Conventional:                                                       64.9%
Land/Home:                                                          35.1%
FHA/VA:                                                     0.05% / 0.00%
------------------------------------------------- ---------------------------


                    YEARS OF ORIGINATION OF INITIAL CONTRACTS

----------------- ----------------- ----------------------- ------------------------------
                      Number of       Aggregate Principal   % of Contracts by Outstanding
                   Contracts as of  Balance Outstanding as   Principal Balance as of the
Origination Year  the Cut-Off Date    of the Cut-Off Date           Cut-Off Date
----------------- ----------------- ----------------------- ------------------------------
      1983                   1                $3,672.78                 *
      1989                   2                32,705.90                 0.01%
      1990                   1                22,375.78                 0.01
      1991                   2                60,989.89                 0.02
      1993                   2                60,785.12                 0.02
      1996                   1                66,934.54                 0.03
      1998                   1                57,651.93                 0.02
      1999                  18             1,507,151.92                 0.60
      2000               5,689           250,897,567.65                99.28
----------------- ----------------- ----------------------- ------------------------------
     Total:              5,717          $252,709,835.51               100.00%
----------------- ----------------- ----------------------- ------------------------------

* Indicates an amount greater than 0.00% but less than 0.005%.
(1) Percentages may not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

              GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

----------------- ------------------ ----------------------- -----------------------------
                       Number of       Aggregate Principal        % of Contracts by
                    Contracts as of  Balance Outstanding as  Outstanding Principal Balance
States             the Cut-Off Date    of the Cut-Off Date       as of the Cut-Off Date
----------------- ------------------ ----------------------- -----------------------------
Michigan                   462            $24,220,566.90                   9.58%
Texas                      584             24,205,225.15                   9.58
Georgia                    305             14,614,172.05                   5.78
Alabama                    404             14,501,276.55                   5.74
Florida                    313             14,100,137.16                   5.58
North Carolina             361             13,663,616.74                   5.41
South Carolina             242              9,377,112.03                   3.71
Washington                 112              9,076,027.86                   3.59
Tennessee                  189              7,987,804.41                   3.16
Ohio                       157              7,708,349.32                   3.05
California                 135              7,219,868.08                   2.86
Kentucky                   151              6,968,869.31                   2.76
Colorado                   132              6,737,750.71                   2.67
Indiana                    136              6,550,957.38                   2.59
Pennsylvania               130              6,489,837.30                   2.57
Arizona                    137              6,448,878.53                   2.55
Oklahoma                   142              5,502,023.46                   2.18
New Mexico                 127              5,313,944.89                   2.10
Oregon                      77              5,167,238.18                   2.04
Virginia                   122              5,035,013.60                   1.99
Missouri                   135              4,889,092.73                   1.93
Arkansas                   132              4,753,042.75                   1.88
New York                    92              4,438,303.19                   1.76
Mississippi                100              3,466,265.13                   1.37
Minnesota                   94              3,238,917.00                   1.28
New Hampshire               59              3,222,036.81                   1.27
Louisiana                   85              3,153,457.02                   1.25
Kansas                      63              2,419,796.98                   0.96
Nevada                      48              2,340,511.96                   0.93
Illinois                    55              1,931,003.63                   0.76
Maine                       42              1,916,260.04                   0.76
West Virginia               49              1,894,555.44                   0.75
Iowa                        53              1,671,860.53                   0.66
Wisconsin                   39              1,435,503.33                   0.57
Delaware                    36              1,417,705.80                   0.56
Montana                     31              1,343,054.97                   0.53
Vermont                     25              1,169,880.38                   0.46
Nebraska                    23              1,107,180.43                   0.44
Wyoming                     23              1,102,438.21                   0.44
Utah                        18              1,025,432.47                   0.41
South Dakota                25                902,644.53                   0.36
Idaho                       18                863,955.50                   0.34
North Dakota                22                714,014.01                   0.28
Maryland                    18                635,911.92                   0.25
Massachusetts                8                487,407.13                   0.19
New Jersey                   3                160,840.31                   0.06
Rhode Island                 1                 67,069.20                   0.03
Connecticut                  2                 53,024.50                   0.02
---------------- ------------------- ----------------------- -----------------------------
Total:                   5,717           $252,709,835.51                 100.00%
---------------- ------------------- ----------------------- -----------------------------

(1) Percentages may not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                DISTRIBUTION OF ORIGINAL INITIAL CONTRACT AMOUNTS

--------------------------- ----------------- ----------------------- ------------------------------
                                Number of       Aggregate Principal        % of Contracts by
   Original Contract         Contracts as of  Balance Outstanding as  Outstanding Principal Balance
   Amount (in Dollars)      the Cut-Off Date    of the Cut-Off Date      as of the Cut-Off Date
--------------------------- ----------------- ----------------------- ------------------------------
       0.01 -    10,000.00           86              $687,045.46                  0.27%
  10,000.01 -    20,000.00          600             9,350,655.47                  3.70
  20,000.01 -    30,000.00        1,231            31,202,517.72                 12.35
  30,000.01 -    40,000.00        1,164            40,405,500.32                 15.99
  40,000.01 -    50,000.00          825            36,942,875.45                 14.62
  50,000.01 -    60,000.00          633            34,526,744.81                 13.66
  60,000.01 -    70,000.00          413            26,708,451.41                 10.57
  70,000.01 -    80,000.00          233            17,318,404.70                  6.85
  80,000.01 -    90,000.00          167            14,170,610.42                  5.61
  90,000.01 -   100,000.00          119            11,206,995.89                  4.43
 100,000.01 -   110,000.00           81             8,468,146.80                  3.35
 110,000.01 -   120,000.00           57             6,527,562.38                  2.58
 120,000.01 -   130,000.00           37             4,580,881.26                  1.81
 130,000.01 -   140,000.00           28             3,765,172.25                  1.49
 140,000.01 -   150,000.00           21             3,059,067.23                  1.21
 150,000.01 -   160,000.00           11             1,712,059.52                  0.68
 160,000.01 -   170,000.00            4               663,764.83                  0.26
 170,000.01 -   180,000.00            1               171,564.71                  0.07
 180,000.01 -   190,000.00            3               550,365.63                  0.22
 210,000.01 -   220,000.00            1               212,657.25                  0.08
 220,000.01 -   230,000.00            1               221,002.72                  0.09
 250,000.01 -   260,000.00            1               257,789.28                  0.10
--------------------------- ----------------- ----------------------- ------------------------------
        Total:                    5,717          $252,709,835.51                100.00%
--------------------------- ----------------- ----------------------- ------------------------------

(1) Percentages may not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                       CONTRACT RATE OF INITIAL CONTRACTS

------------------- ----------------- ----------------------- ------------------------------
                        Number of       Aggregate Principal   % of Contracts by Outstanding
                     Contracts as of  Balance Outstanding as     Principal Balance as of
  Contract Rate     the Cut-Off Date    of the Cut-Off Date          the Cut-Off Date
------------------- ----------------- ----------------------- ------------------------------
  6.000  -  6.999              2              $189,789.66                 0.08%
  7.000  -  7.999             14             1,267,652.32                 0.50
  8.000  -  8.999            237            20,270,566.43                 8.02
  9.000  -  9.999            433            35,417,204.34                14.01
 10.000  -  10.999           345            24,094,939.94                 9.53
 11.000  -  11.999           776            41,157,221.48                16.29
 12.000  -  12.999           540            24,999,371.11                 9.89
 13.000  -  13.999           756            25,656,462.36                10.15
 14.000  -  14.999           635            21,820,762.37                 8.63
 15.000  -  15.999           468            14,538,970.03                 5.75
 16.000  -  16.999           476            15,325,360.81                 6.06
 17.000  -  17.999           612            17,459,438.36                 6.91
 18.000  -  18.999           377             9,475,899.13                 3.75
 19.000  -  19.999            37               849,226.07                 0.34
 20.000  -  20.999             6               129,127.00                 0.05
 21.000  -  21.999             3                57,844.10                 0.02
------------------- ----------------- ----------------------- ------------------------------
     Total:                5,717          $252,709,835.51               100.00%
------------------- ----------------- ----------------------- ------------------------------

(1) Percentages may not add to 100% due to rounding.


       DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

------------------ -------------------- ---------------------------- -------------------------------
                        Number of           Aggregate Principal       % of Contracts by Outstanding
 Loan to Value       Contracts as of     Balance Outstanding as of         Principal Balance
     Ratio          the Cut-Off Date         the Cut-Off Date            as of the Cut-Off Date
------------------ -------------------- ---------------------------- -------------------------------
  0.01  -  5.00                1                 $43,509.12                      0.02%
  5.01  -  10.00               2                 114,522.30                      0.05
 10.01  -  15.00               3                 163,751.75                      0.06
 15.01  -  20.00               8                 246,138.22                      0.10
 20.01  -  25.00               6                 123,572.56                      0.05
 25.01  -  30.00              12                 386,616.96                      0.15
 30.01  -  35.00              18                 444,505.13                      0.18
 35.01  -  40.00              19                 686,653.85                      0.27
 40.01  -  45.00              31               1,033,999.98                      0.41
 45.01  -  50.00              40               1,681,468.91                      0.67
 50.01  -  55.00              45               1,707,199.01                      0.68
 55.01  -  60.00              52               2,032,662.47                      0.80
 60.01  -  65.00              82               4,019,215.81                      1.59
 65.01  -  70.00             114               5,426,126.77                      2.15
 70.01  -  75.00             166               8,115,701.32                      3.21
 75.01  -  80.00             453              19,690,042.32                      7.79
 80.01  -  85.00             329              15,646,324.56                      6.19
 85.01  -  90.00           1,734              80,483,656.49                     31.85
 90.01  -  95.00           2,243              95,929,874.22                     37.96
 95.01  -  100.00            359              14,734,293.76                      5.83
------------------ -------------------- ---------------------------- -------------------------------
    Total:                 5,717            $252,709,835.51                    100.00%
------------------ -------------------- ---------------------------- -------------------------------

(1) Percentages may not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

------------------ ---------------------- --------------------------- ----------------------------------
                    Number of Contracts      Aggregate Principal          % of Contracts by Outstanding
                     as of the Cut-Off    Balance Outstanding as of            Principal Balance
 Months Remaining          Date                the Cut-Off Date              as of the Cut-Off Date
------------------ ---------------------- --------------------------- ----------------------------------
     16  -   30                 1                   $3,672.78                        0.00%
     31  -   60                47                  493,176.38                      0.20
     61  -   90                45                  661,694.29                      0.26
     91  -   120              239                3,769,948.51                      1.49
    121  -   150               39                  774,656.77                      0.31
    151  -   180              549               12,706,438.08                      5.03
    181  -   210                2                   77,579.97                      0.03
    211  -   240              865               26,054,787.34                     10.31
    271  -   300              602               19,941,911.69                      7.89
    301  -   330                2                  127,921.88                      0.05
    331  -   360            3,326              188,098,047.82                     74.43
------------------ ---------------------- --------------------------- ----------------------------------
      Total:                5,717             $252,709,835.51                    100.00%
------------------ ---------------------- --------------------------- ----------------------------------

(1) Percentages may not add to 100% due to rounding



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                            PREPAYMENT SENSITIVITIES

              --------------------- -------------------- --------------------- --------------------- --------------------
                    75% MHP              125% MHP              175% MHP             250% MHP              300% MHP
                 WAL/Maturity          WAL/Maturity          WAL/Maturity         WAL/Maturity          WAL/Maturity
               ------------------    -----------------    ------------------     -----------------    -----------------
 To Call
 A-1            1.84      10/2004     1.25     07/2003     0.95      12/2002     0.70      06/2002     0.59     04/2002
 A-2            4.49      04/2006     3.02     07/2004     2.30      09/2003     1.72      01/2003     1.47     09/2002
 A-3            6.09      12/2007     4.10     09/2005     3.10      07/2004     2.29      08/2003     1.96     04/2003
 A-4            9.48      05/2013     6.50     08/2009     4.82      06/2007     3.29      02/2005     2.79     06/2004
 A-5           18.29      12/2021     13.87    05/2017     10.74     11/2013     7.56      07/2010     6.14     01/2009
 M-1           15.75      12/2021     11.77    05/2017     9.26      11/2013     7.49      07/2010     6.68     01/2009
 M-2           15.75      12/2021     11.77    05/2017     9.26      11/2013     7.49      07/2010     6.68     01/2009
 B-1           10.35      08/2014     7.20     09/2010     5.65      08/2008     5.16      07/2007     4.96     02/2007
 B-2           18.22      12/2021     13.81    05/2017     10.86     11/2013     8.55      07/2010     7.52     01/2009

 To Maturity
 A-5           19.58      04/2028     15.31    02/2025     12.08     05/2021     8.58      10/2016     6.97     07/2014
 M-1           16.31      10/2026     12.32    02/2022     9.81      07/2018     8.16      07/2015     7.43     03/2014
 M-2           16.31      10/2026     12.32    02/2022     9.81      07/2018     8.16      07/2015     7.43     03/2014
 B-2           19.37      10/2026     14.94    02/2022     12.00     07/2018     9.79      07/2015     8.88     03/2014



The following are the assumed characteristics of the Additional and Subsequent Contracts as of the Cut-off Date.

                              ADDITIONAL AND SUBSEQUENT CONTRACTS

-----------------------------------------------------------------------------
           Aggregate Principal    Wtd. Avg.       Wtd. Avg.      Wtd. Avg.
  Pool ID  Balance Outstanding  Original Term  Remaining Term  Contract Rate
-----------------------------------------------------------------------------
     1         $1,526,210.14           76              76          13.179%
     2          4,580,315.06          120             120          13.359
     3         14,086,915.60          178             178          13.467
     4         24,682,139.13          240             240          13.466
     5         20,095,075.36          300             300          14.004
     6        132,319,509.20          360             360          11.576
-----------------------------------------------------------------------------
   Total:    $197,290,164.49          318             318          12.249%
-----------------------------------------------------------------------------



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.